UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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Kinder Morgan, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1001 Louisiana Street, Suite 1000

Houston, Texas 77002

SUPPLEMENT TO THE PROXY STATEMENT OF
KINDER MORGAN, INC. DATED APRIL 1, 2021,
FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2021

To our stockholders:

On or about April 1, 2021, we distributed a proxy statement to our stockholders describing the matters to be voted on at the 2021 Annual Meeting of Stockholders to be held on Wednesday May 12, 2021, including the approval of the 2021 Kinder Morgan, Inc. Amended and Restated Stock Incentive Plan (the “Stock Incentive Plan”). On April 30, 2021, we received a copy of the Proxy Analysis & Benchmark Policy Voting Recommendations (the “Recommendations”) issued by Institutional Shareholder Services Inc. (“ISS”), in which ISS recommends that our stockholders vote in favor of all of the proposals to be voted at the annual meeting, except for Item 2 relating to approval of the Stock Incentive Plan. Relative to Item 2, ISS states that its analysis considers multiple positive and negative factors to evaluate equity incentive plan proposals within three pillars: estimated cost, plan features and equity grant practices. ISS further states that the pillars and factors are weighed according to their relative importance, with a maximum of 100 potential points, and that a score of 57 points generally results in a favorable recommendation for S&P 500 companies. However, ISS notes in some cases, regardless of the score, overriding factors may affect the recommendation. Applying its analysis, ISS gave our Stock Incentive Plan a score of 74.5 points out of 100. Nevertheless, ISS recommended a vote against Item 2 relating to our Stock Incentive Plan due to language in the Stock Incentive Plan that allows for transfers of nonqualified stock options to third parties, which theoretically could lead to a transfer to a financial institution without prior stockholder approval. ISS deemed this language to be an overriding factor detrimental to the interests of our stockholders and, as such, believed a vote against Item 2 relating to our Stock Incentive Plan was warranted.

As acknowledged by ISS in the Recommendations, we do not grant stock options as part of our normal compensation program. Further, we have no plans to grant stock options. However, in recognition of the possible concerns identified by ISS, on May 3, 2021, we amended the Stock Incentive Plan in order to delete the language of concern identified by ISS and eliminate any potential of a transfer of awards to a financial institution without prior stockholder approval. Specifically, Section 7(f) was amended to provide as follows:

(f)   A Nonqualified Stock Option may, in the sole discretion of the Committee, be transferable to a permitted transferee upon written approval by the Committee to the extent provided in the Option Agreement. A permitted transferee means ~~includes (i)~~ a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests~~; (ii) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Optionholders may receive a cash payment or other consideration in consideration for the transfer of such Option; and (iii) such other transferees as may be permitted by the Committee in its sole discretion~~. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

1

There were no other changes to the Stock Incentive Plan, which is set forth in its entirety in Annex A.

These additional proxy materials are filed with the SEC and made available to our shareholders solely for the purpose of addressing the ISS concern with respect to Item 2.

The Stock Incentive Plan, as amended, will be presented for approval as Item 2 at the annual meeting. The Board of Directors recommends that our stockholders vote “FOR” approval of the amended and restated Stock Incentive Plan.

If you have voted against Item 2 and would like to revoke your prior vote and vote for Item 2, you can do so as follows:

•	Registered Holders. If you are a registered holder, you may change your vote at any time before your proxy is voted at the annual meeting. You may do this in a number of ways. First, you may cast a new vote by telephone or the Internet, so long as you do so by the deadline of 11:59 p.m. Eastern Time on Tuesday, May 11, 2021. Second, you may complete and submit a new proxy card. Third, you may send a written notice stating that you would like to revoke your proxy. If you choose either of the latter two methods, you must submit your new proxy card or your notice of revocation to the attention of our corporate secretary (1001 Louisiana Street, Suite 1000, Houston, Texas 77002) so that it is received at or before the annual meeting. Finally, you may attend the virtual annual meeting as a Stockholder and vote at the meeting. Obtaining a Legal Proxy from your broker or other nominee to attend the virtual annual meeting as a Stockholder will revoke any prior instructions you gave such nominee on how to vote shares held on your behalf at the annual meeting. If you request a Legal Proxy from your nominee, you must vote at the virtual annual meeting in order for your vote to be counted. Attending the meeting as a Guest will not revoke your prior voting instructions.

•	Street Name Holders. If you are a street name holder and you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

By order of the Board of Directors,

Richard D. Kinder Executive Chairman

May 3, 2021

Houston, Texas

2

ANNEX A

KINDER MORGAN, INC.

2021 AMENDED AND RESTATED

STOCK INCENTIVE PLAN

1.   PURPOSE OF THE PLAN.   The purpose of the Kinder Morgan, Inc. 2021 Amended and Restated Stock Incentive Plan (“Plan”) is to provide incentive for future endeavors and to advance the interests of the Company and its stockholders by encouraging ownership of the shares of Class P common stock of the Company, $0.01 par value (“Stock”), by its Employees (as defined below) and Consultants (as defined below) and to enable the Company to compete effectively with other enterprises to attract and retain employees and consultants as may be needed for the continued improvement of the Company’s business, through the grant of (a) options to purchase Stock (“Options”), (b) shares of Stock that are subject to restrictions set forth in the Plan or any individual award agreement (“Restricted Stock” or a “Restricted Stock Award”), (c) Stock Appreciation Rights (as defined below), (d) rights to receive shares of Stock (a “Restricted Stock Unit”), (e) Performance Compensation Awards (as defined below) and (f) Other Stock Based-Awards (as described in Section 11) (such Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Compensation Awards and Other Stock-Based Awards, collectively, the “Awards”).

The Plan was originally adopted by the Board as the Kinder Morgan, Inc. 2011 Stock Incentive Plan, effective as of January 1, 2011. The Plan was amended and restated as the Kinder Morgan, Inc. 2015 Amended and Restated Stock Incentive Plan by the Board on January 21, 2015, and has subsequently been amended. The Plan is hereby amended and restated as of January 20, 2021, subject to approval by the Company’s stockholders.

2.   PARTICIPANTS.

(a)   Awards may be granted under the Plan to any Employees and Consultants of the Company and its Affiliates (as defined below, including Affiliates that become such after adoption of the Plan) as shall be determined by the Committee (each, a “Grantee”); provided, however, that Incentive Stock Options may be granted only to Employees, and no Awards may be granted to any person if such grant would cause the Plan to cease to be an “employee benefit plan” as defined in Rule 405 of Regulation C promulgated under the Securities Act.

(b)   A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

3.   EFFECTIVE DATE; TERM OF THE PLAN.   The adoption of the Plan as amended and restated by the Board on January 20, 2021 is conditioned on the approval of the Company’s stockholders at the 2021 annual stockholders meeting. No Awards may be granted under the Plan after the tenth anniversary of the Effective Date. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

4.   DEFINITIONS.

(a)   “Affiliate” means an entity in which the Company has a direct or indirect ownership interest that is selected by the Committee; provided, that, for purposes of the definition of “Change in Control,” “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, the Person in question. As used in the last proviso of the preceding sentence, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

(b)   “Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(c)   “Award” means any right granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit, a Performance Compensation Award, a Stock Appreciation Right, and Other Stock Based-Award.

(d)   “Award Agreement” means a written agreement between the Company and a Grantee evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e)   “Benefit Plan” means any employee benefit plan of the Company or any subsidiary of the Company, and any trust or Person organized, appointed or established by the Company for or pursuant to the terms of any such plan, which plan, trust or Person was maintained prior to a Change in Control.

(f)   “Board” means the Board of Directors of the Company.

(g)   “Cause” means, for purposes of this Plan (unless a different meaning is set forth in a written employment agreement between the Company or one of its subsidiaries and the Grantee or in the applicable Award Agreement), following a Change of Control, a determination by the Board (or any successor board, if applicable) that the Grantee (i) has engaged in gross negligence, gross incompetence, or gross misconduct in the performance of the Grantee’s duties with respect to the Company, (ii) has materially breached any material provision of any written agreement between the Company and the Grantee, (iii) has engaged in conduct that is materially injurious to the Company, (iv) has committed an act of theft, fraud, embezzlement, misappropriation, or breach of a fiduciary duty to the Company, or (v) has been convicted of, pleaded no contest to, any felony (or a crime of similar import in a foreign jurisdiction); provided, however, that upon the occurrence of one or more conditions specified in (i) through (iii) above, the Board shall provide notice to the Grantee of the existence of such condition(s) and the Grantee shall have 30 days following receipt of such notice to correct such condition(s), the determination of whether such condition(s) has been corrected shall be made by the Board in its sole discretion, exercised in good faith, and any failure by the Grantee to correct such condition(s) shall result in the Grantee’s termination of employment for Cause upon expiration of such 30 day corrective period.

(h)   “Change in Control” means:

(i)   the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Permitted Holder, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of more than 20% of either the then outstanding shares of common stock of the Company or the total voting power of the then outstanding Voting Stock of the Company; provided that for purposes of this clause (i), the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly or indirectly by the Company; (b) any acquisition directly from the Company; (c) any acquisition by a Benefit Plan; or (d) any reorganization, merger, consolidation, sale or similar transaction or series of related transactions which complies with clauses (a), (b) and (c) of clause (ii) of this definition of Change in Control;

(ii)   a reorganization, merger or consolidation involving the Company, or sale of all or substantially all of the assets of the Company, or similar transaction or series of related transactions, in each case, unless, following such reorganization, merger, consolidation, sale or transaction, (a) 50% or more of the then outstanding shares of common stock of the corporation, or common equity securities of an entity other than a corporation, resulting from such reorganization, merger, consolidation, sale or transaction (including an entity or ultimate parent of an entity which as a result of such transaction owns the Company or all or substantially all of the assets of the Company) and of the combined voting power of the then outstanding Voting Stock of such corporation or other entity are beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of the outstanding common stock of the Company immediately prior to such reorganization, merger, consolidation, sale or transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation, sale or transaction, of the outstanding common stock of the Company; (b) no Person (excluding the Permitted Holder or a Benefit Plan or any Person beneficially owning, immediately prior to such reorganization, merger, consolidation, sale or transaction, directly or indirectly, 20% or more of the common stock of the Company then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation, or common equity securities of such entity other than a corporation, resulting from such reorganization, merger, consolidation, sale or transaction or the combined voting power of the then outstanding Voting Stock of such corporation or other entity; and (c) at least a majority of the members of the board of directors of the corporation, or the body which is most analogous to the board of directors of a corporation if not a corporation, resulting from such reorganization, merger, consolidation, sale or transaction were members of the Incumbent Board (defined below) at the time of the initial agreement or initial action by the Board providing for such reorganization, merger, consolidation, sale or transaction;

(iii)   individuals who as of the Effective Date constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board then in office; provided that the Incumbent Board (a) shall include, except as provided in clause (b), any individual becoming a director after the Effective Date whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board, and (b) shall exclude any director whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, or any agreement intended to avoid or settle the results of any such actual or threatened solicitation; and

(iv)   the approval by the stockholders of the Company of a plan of complete liquidation of the Company.

Notwithstanding anything herein to the contrary, and only to the extent that an Award is subject to Code Section 409A and payment of the Award pursuant to the application of the definition of “Change in Control” above would cause such Award not to otherwise comply with Code Section 409A, payment of an Award may occur upon a “Change in Control” only to the extent that the event constitutes both a “Change in Control” as defined above and a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

(i)   “Change in Control Value” means, with respect to a Change in Control, (i) the per share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer, exchange offer or sale or other disposition of outstanding voting stock of the Company, or (iii) if such Change in Control occurs other than as described in clause (i) or clause (ii), the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(j)   “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations and administrative guidance promulgated thereunder.

(k)   “Committee” means the Board or the Compensation Committee, as administrator of the Plan.

(l)   “Compensation Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 6(c).

(m)   “Company” means Kinder Morgan, Inc., a Delaware corporation.

(n)   “Consultant” means any individual, including an advisor engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement; provided that such individual is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

(o)   “Date of Grant” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Grantee that specifies the key terms and conditions of the Award and from which the Grantee begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Stock or, if a later date is set forth in such resolution, then such date as is set forth in such resolution. In no event shall a Date of Grant be a date prior to the date of any such action by the Committee.

(p)   “Director” means a member of the Board.

(q)   “Effective Date” means the date the Plan is approved by the Company’s stockholders pursuant to Section 3 hereof.

(r)   “Employee” means any individual employed by the Company or an Affiliate. Notwithstanding the foregoing, for purposes of granting an Incentive Stock Option, an individual is not an Employee unless he or she is an employee of a Parent Corporation or Subsidiary Corporation.

(s)   “Entity” means a corporation, limited liability company, venture, partnership (general or limited), trust, unincorporated organization, cooperative, association or other entity.

(t)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)   “Fair Market Value” means, as of any date, the value of the Stock as determined below. The Fair Market Value on any date on which the Stock is registered under Section 12 of the Exchange Act and listed on any national securities exchange shall be the closing price of a share of Stock on any national securities exchange on such date (if such national securities exchange is not open for trading on such date, then the closing price per share of Stock on such national securities exchange on the last day preceding such date on which the national securities exchange was open for trading), and thereafter (i) if the Stock is admitted to quotation on the over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) in the absence of an established market for the Stock, the Fair Market Value determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the determination of fair market value in all cases shall be in accordance with the requirements set forth under Code Section 409A and the regulations thereunder.

(v)   “Form S-8” has the meaning set forth in Section 2(b).

(w)   “Free Standing Rights” has the meaning set forth in Section 10(a).

(x)   “Good Reason” means, for purposes of this Plan (unless a different meaning is set forth in a written employment agreement between the Company and the Grantee or in the applicable Award Agreement), following a Change of Control, the occurrence of any of the following conditions without the Grantee’s consent (i) a material diminution in the Grantee’s total compensation (consisting of the sum of the Grantee’s (1) base salary and (2) incentive compensation opportunity), (ii) a material diminution in the Grantee’s authority, duties or responsibilities, or (iii) a greater than 50 mile change in the location at which the Grantee must perform services; provided, however, that a termination of employment for Good Reason shall not be effective unless the Grantee provides notice to the Company or one of its subsidiaries, as applicable, of the existence of one or more of the foregoing conditions within 80 days of the initial existence of the condition(s), such condition(s) remains uncorrected for 30 days after receipt of such notice by the Company or one of its subsidiaries, as applicable, and the date of the Grantee’s termination of employment occurs within 120 days after the initial existence of such condition(s).

(y)   “Grantee” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(z)   “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Code Section 422 and otherwise meets the requirements set forth in the Plan.

(aa)   “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

(bb)   “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(cc)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd)   “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(ee)   “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

(ff)   “Optionholder” means a Grantee to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg)   “Parent Corporation” means a “parent corporation” of the Company within the meaning of Code Section 424(e).

(hh)   “Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 14 of the Plan.

(ii)   “Performance Criteria” means the criterion or criteria upon which the Performance Goal(s) for a Performance Period are based, which may include any of the following, or such other criteria as determined by the Committee:

(i)   the price of a share of Stock;

(ii)   the basic or diluted earnings per share of Stock of the Company or earnings of a subsidiary or business unit designated by the Committee;

(iii)   the total stockholder value of the Company or a subsidiary or business unit designated by the Committee;

(iv)   dividends or distributions of the Company or a subsidiary or business unit designated by the Committee, in aggregate or per-share basis;

(v)   revenues of the Company or a subsidiary or business unit designated by the Committee;

(vi)   debt to equity, net debt, interest coverage, or net debt to adjusted or unadjusted earnings before interest, taxes, depreciation and amortization ratios of the Company or a subsidiary or business unit designated by the Committee;

(vii)   other leverage ratios of the Company or a subsidiary or business unit designated by the Committee;

(viii)   cash coverage ratio of the Company or a subsidiary or business unit designated by the Committee;

(ix)   net income (or income before income taxes) of the Company or a subsidiary or business unit designated by the Committee;

(x)   return on investment, free cash flow, or cash flow from operating, investing or financing activities of the Company or a subsidiary or business unit designated by the Committee;

(xi)   adjusted or unadjusted earnings before interest, taxes, depreciation, and amortization of the Company or a subsidiary or business unit designated by the Committee;

(xii)   distributable cash flow, in aggregate or per share, of the Company or a subsidiary or business unit designated by the Committee;

(xiii)   capital expenditures of the Company or a subsidiary or business unit designated by the Committee;

(xiv)   operations and maintenance expense or general and administrative expense of the Company or a subsidiary or business unit designated by the Committee;

(xv)   return on stockholders’ equity, return on assets or return on invested capital achieved by the Company or a subsidiary or business unit designated by the Committee; or

(xvi)   environmental, health and/or safety performance, other operating performance and/or compliance with Company policies, of the Company or a subsidiary or business unit designated by the Committee.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (i) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent that applicable tax and/or securities laws permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

(jj)   “Performance Formula” means, for a Performance Period, one or more objective formulas that the Committee may establish to be applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Grantee, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(kk)   “Performance Goals” means, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon the Performance Criteria determined by the Committee in its discretion. The Committee is authorized, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for a Performance Period in connection with any one or more of the following events or such other events as determined by the Committee:

(i)   asset write-downs;

(ii)   litigation or claim judgments or settlements;

(iii)   the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(iv)   any reorganization and restructuring programs;

(v)   unusual or infrequently occurring items as described in Income Statement — Unusual or Infrequently Occurring Items (Subtopic 225-30) (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;

(vi)   acquisitions or divestitures;

(vii)   any other specific unusual or infrequently occurring events, or objectively determinable category thereof;

(viii)   foreign exchange gains and losses; and

(ix)   a change in the Company’s fiscal year.

(ll)   “Performance Period” means one or more periods of time as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Grantee’s right to and the payment of a Performance Compensation Award.

(mm)   “Permitted Holder” means Richard D. Kinder.

(nn)   “Person” means a natural person or an entity.

(oo)   “Plan” means this Kinder Morgan, Inc. 2021 Amended and Restated Stock Incentive Plan.

(pp)   “Related Stock Appreciation Rights” has the meaning set forth in Section 10(a).

(qq)   “Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is either not exercisable by or payable to the Grantee, as the case may be.

(rr)   “Restricted Stock” means any Award granted pursuant to Section 8(a).

(ss)   “Restricted Stock Unit” means any Award granted pursuant to Section 9(a).

(tt)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)   “SAR Amount” has the meaning set forth in Section 10(k).

(vv)   “SAR exercise price” has the meaning set forth in Section 10(a).

(ww)   “Securities Act” means the Securities Act of 1933, as amended.

(xx)   “Share for Share Exchange” has the meaning set forth in Section 7(f).

(yy)   “Stock” means shares of Class P common stock of the Company, $0.01 par value.

(zz)   “Stock Appreciation Right” means any Award granted pursuant to Section 10.

(aaa)   “Subsidiary Corporation” means a “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

(bbb)   “Substitute Award” has the meaning set forth in Section 5(c).

(ccc)   “Total Share Reserve” has the meaning set forth in Section 5(a).

(ddd)   “Voting Stock” means, (i) with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of, or to appoint by contract, directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred) and (ii) with respect to an entity which is not a corporation, all securities of any class or series that are entitled to vote generally in the election of, or to appoint by contract, members of the body which is most analogous to the board of directors of a corporation.

5.   STOCK SUBJECT TO THE PLAN.

(a)   Subject to adjustment in accordance with the provisions of Section 12, the aggregate number of shares of Stock for which Awards may be granted under the Plan shall not exceed 63,000,000 (inclusive of shares granted with respect to Awards under the Plan prior to the Effective Date), any or all of which may be issued pursuant to Incentive Stock Options (the “Total Share Reserve”); provided, that any shares of Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Stock to which the Award related will again be available for issuance under the Plan. The exercise of a Stock Appreciation Right for cash or the payment of any Award in cash shall not count against the Total Share Reserve. Notwithstanding anything to the contrary contained herein: (i) shares of Stock surrendered or withheld in payment of the exercise price of an Option shall count against the Total Share Reserve and shall not again be made available for the grant of Awards under the Plan; and (ii) shares of Stock withheld by the Company to satisfy any tax withholding obligation shall count against the Total Share Reserve and shall not again be made available for the grant of Awards under the Plan. No fractional shares of Stock may be issued hereunder.

(b)   The Stock to be delivered pursuant to an Award shall be made available, at the discretion of the Committee, either from authorized but previously unissued shares of Stock or from Stock reacquired by the Company, including Stock purchased in the open market, and Stock held in the treasury of the Company.

(c)   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the number of shares of Stock that may be issued pursuant to Incentive Stock Options. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shares so used shall not count against the Total Share Reserve.

(d)   Notwithstanding the minimum periods specified in Sections 7(d), 8(f), 9(f), 10(c), 10(d) and 11 for Awards to be exercisable or vest, (i) up to ten percent (10%) of the shares of Stock available for Awards under the Plan as of the Effective Date, subject to adjustment under Section 12, may be granted pursuant to Awards with a minimum exercisability or vesting requirement of twelve months, provided that any Award that provides for vesting of a portion thereof during the 36-month period following the grant and for vesting of the remainder thereof after 36 months shall count against such ten percent (10%) only with respect to such portion of the Award that vests during the 36-month period following the grant; (ii) in the event of a Change in Control, Section 12(e) shall apply; and (iii) each Award Agreement may provide for accelerated exercisability or vesting in the event of a Grantee’s death, disability, termination by the Company other than for Cause, termination by the Grantee for Good Reason, or retirement.

6.   ADMINISTRATION OF THE PLAN.

(a)   The Plan shall be administered by the Board unless and until the Board delegates administration to a Compensation Committee, as provided in Section 6(c).

(b)   The Board shall have the power and authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to delegate its authority to one or more Officers of the Company with respect to awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act; (v) to determine when Awards are to be granted under the Plan and the applicable Date of Grant; (vi) from time to time to select, subject to the limitations set forth in this Plan, those Grantees to whom Awards shall be granted and to make any such grants; (vii) to determine the number of shares of Stock to be made subject to each Award; (viii) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting and forfeiture provisions and right of repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (ix) to designate an Award as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals; (x) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; (xi) to determine the duration and purpose of leaves of absences which may be granted to a Grantee without constituting termination of his or her employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (xii) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event described in Section 12; (xiii) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and (xiv) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan. Except as provided in Sections 7(b) or 12, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Options, Stock Appreciation Rights or other Awards with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

(c)   The Compensation Committee.

(i)   The Board may delegate administration of the Plan to a Compensation Committee of one or more members of the Board. If administration is delegated to a Compensation Committee, the Compensation Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board as described in Section 6(b), including the power to delegate to a subcommittee any of the administrative powers the Compensation Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may rescind any delegation to the Compensation Committee at any time and revest in the Board the administration of the Plan.

(ii)   The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3, if applicable. If the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Compensation Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Compensation Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

(d)   The interpretation and construction of any provision of the Plan or of any Award granted under it by the Committee shall be final, conclusive and binding upon all parties, including the Company, its stockholders and Directors, and the executives and employees of the Company and its Affiliates. No member of the Committee shall be liable to the Company, any stockholder, any Grantee or any employee of the Company or its Affiliates for any action or determination made in good faith with respect to the Plan or any Award granted under it. No member of the Committee may vote on any Award to be granted to him or her.

(e)   In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including reasonable attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

(f)   The expenses of administering the Plan shall be borne by the Company.

7.   OPTIONS.

(a)    An Option granted under the Plan may be either an Incentive Stock Option or a Nonqualified Stock Option; provided, however, that no Incentive Stock Option shall be granted to any individual who is not an employee of the Company, a Parent Corporation or Subsidiary Corporation. Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. Notwithstanding anything herein to the contrary, it is the intention of the Company that all Options granted hereunder shall comply with the provisions and requirements of Code Section 409A to the extent applicable. The provisions of separate Options need not be identical. Notwithstanding the foregoing, the Company shall have no liability to any Optionholder or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A and the terms of such Option do not satisfy the requirements of Code Section 409A.

(b)   The exercise price per share of each Option shall be not less than 100% of the Fair Market Value of a share of Stock on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a) or 409A. No Option shall include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Option.

(c)    The expiration date of an Option granted under the Plan shall be as determined by the Committee at the time of grant, provided that each such Option shall expire not more than ten years after the date the Option is granted.

(d)    Each Option shall become exercisable in whole or in part or in installments at such time or times as the Committee may prescribe at the time the Option is granted and specify in the Option Agreement; provided, that no Option shall be exercisable less than 36 months after it is granted, except in the event of a Change in Control as provided in Section 12(e) or as provided in Section 5(d).

(e)    The exercise price of an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by certified or bank check, or (ii) in the discretion of the Committee, upon such terms as the Committee shall approve: (A) by delivery to the Company of other shares of Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares of Stock being acquired, or by means of attestation whereby the Optionholder identifies for delivery specific shares of Stock that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Stock equal to the difference between the number of shares of Stock thereby purchased and the number of identified attestation shares of Stock (a “Share for Share Exchange”); (B) by a “cashless” exercise program established with a broker; (C) by reduction in the number of shares of Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate exercise price at the time of exercise; or (D) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option Agreement, the exercise price of Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Stock that have been held for more than six months (or such longer or shorter period of time, if any, required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Stock is publicly traded (i.e., the Stock is listed on any established stock exchange or a national market system) an exercise by an executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan.

(f)     A Nonqualified Stock Option may, in the sole discretion of the Committee, be transferable to a permitted transferee upon written approval by the Committee to the extent provided in the Option Agreement. A permitted transferee means a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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(g)    No Optionholder shall have any rights to distributions or other rights of a common stockholder with respect to Stock subject to an Option prior to the purchase of such Stock upon exercise of the Option.

(h)    Each individual Option Agreement shall describe the effect of the Optionholder’s termination of employment or service with the Company or an Affiliate on the exercisability of the Options held by the Optionholder, provided that no Option shall remain exercisable beyond the expiration of the original term of the Option. Notwithstanding the foregoing, the Committee may, at any time prior to any termination of such employment or service, determine in its sole discretion that the exercise of any Option after termination of such employment or other relationship with the Company shall be subject to satisfaction of the conditions precedent that the Optionholder refrain from engaging, directly or indirectly, in any activity which is competitive with any activity of the Company or any of its Affiliates thereof and from otherwise acting, either prior to or after termination of such employment or other relationship, in any manner inimical or in any way contrary to the best interests of the Company and that the Optionholder furnish to the Company such information with respect to the satisfaction of the foregoing condition precedent as the Committee shall reasonably request.

(i)     An Optionholder’s beneficiary designated pursuant to Section 17(h), or if no such designation of any beneficiary has been made, the legal representative of such Optionholder or such other person entitled thereto as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of this Section 7, any unterminated and unexpired Option granted to such Optionholder to the same extent that the Optionholder himself or herself could have exercised such Option were he alive or able; provided, however, that no Option granted under the Plan shall be exercisable for more shares of Stock than the Optionholder could have purchased thereunder on the date his or her employment by, or other relationship with, the Company and its Affiliates was terminated.

(j)     Notwithstanding anything to the contrary in this Section 7, Incentive Stock Options shall be subject to the following requirements:

(i)   If an Incentive Stock Option is granted to an Optionholder who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Parent Corporation or Subsidiary Corporation, the Option shall expire not more than five years after the date the Option is granted and the exercise price shall be not less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted.

(ii)   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(iii)   To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company, a Parent Corporation or a Subsidiary Corporation) exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options.

(iv)   Any Grantee who shall make a “disposition” (as defined in Code Section 424) of all or any portion of shares of Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

(k)   Notwithstanding anything to the contrary in this Section 7, if an Option is granted to an Employee with respect to whom Stock does not constitute “service recipient stock” (as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii)), the Option shall comply with Code Section 409A to the extent applicable.

8.   RESTRICTED STOCK.

(a)    Restricted Stock is an Award of actual shares of Stock which may, but need not, provide that, for the applicable Restricted Period, such Restricted Stock will be subject to forfeiture and may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose. In the discretion of the Committee, an award of Restricted Stock may be granted as a Performance Compensation Award under Section 14. Each grant of Restricted Stock under the Plan shall be evidenced by an Award Agreement and shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b)    Each Grantee granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. The Committee may denote the Restricted Stock as restricted, if issued in book-entry or electronic form. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued in book-entry or electronic form or delivered to the Grantee pending the release of the applicable restrictions, the Committee may require the Grantee to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, (ii) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement, and (iii) such other documents as the Company determines are necessary or advisable to effectuate such actions. If a Grantee shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement, stock power and other applicable documents, the Award shall be null and void. Subject to the restrictions set forth in the Award Agreement, the Grantee generally shall have the rights and privileges of a Class P common stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends. At the discretion of the Committee, cash dividends and Stock dividends with respect to the Restricted Stock may be either currently paid to the Grantee or withheld by the Company for the Grantee’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or Stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Grantee in cash or, at the discretion of the Committee, in Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Restricted Stock or, if such Restricted Stock is forfeited, such dividends (and earnings thereon, if applicable) shall also be forfeited.

(c)    Restricted Stock awarded to a Grantee shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Grantee shall not be entitled to delivery of the Stock certificate; (B) the Stock shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the Stock shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares of Stock are forfeited, the Stock certificates (if applicable) shall be returned to the Company, and all rights of the Grantee to such shares of Stock and as a stockholder with respect to such shares of Stock shall terminate without further obligation on the part of the Company.

(d)    The Committee shall have the authority to remove any or all of the restrictions on Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock is granted, such action is appropriate.

(e)    Upon termination of employment with or service to the Company or any of its Affiliates (including by reason of such Affiliate ceasing to be an Affiliate of the Company), during the applicable Restricted Period, Restricted Stock shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, for accelerated vesting of Restricted Stock in the event of a Grantee’s death, disability, termination by the Company other than for Cause, termination by the Grantee for Good Reason, or retirement.

(f)    With respect to Restricted Stock, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement; provided, that no Restricted Period shall be less than 36 months, except in the event of a Change in Control as provided in Section 12(e) or as provided in Section 5(d).

(g)    Upon the expiration of the Restricted Period with respect to any Restricted Stock, the restrictions set forth in this Section 8 and the applicable Award Agreement shall be of no further force or effect with respect to such Stock, except as set forth in the applicable Award Agreement. The Grantee shall be entitled to have the legend required by Section 8(h) removed from his Stock certificate or similar notation removed from such shares if issued in book-entry or electronic form. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Grantee, or his beneficiary, without charge, the Stock certificate evidencing the Restricted Stock with respect to which the Restricted Period has expired (to the nearest full share of Stock) and any cash distributions or Stock dividends credited to the Grantee’s account with respect to such Restricted Stock and the interest thereon, if any.

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(h)    Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in the form the Company deems appropriate, and any Award of Restricted Stock issued in book-entry or electronic form shall be subject to such legend.

9.   RESTRICTED STOCK UNITS.

(a)    A Restricted Stock Unit is an Award entitling the Grantee to receive a share of Stock or cash equal to the Fair Market Value of a share of Stock to be delivered at the time such Award vests. In the discretion of the Committee, an Award of Restricted Stock Units may be granted as a Performance Compensation Award under Section 14. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement and shall be subject to the conditions set forth in this Section 9(a), and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)    The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. No Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Grantee shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Stock) may be credited with an amount equal to the cash distributions and Stock dividends paid by the Company in respect of one share of Stock (“Dividend Equivalents”). At the discretion of the Committee, Dividend Equivalents may be either paid to the Grantee as dividends are paid to stockholders of the Company or withheld by the Company for the Grantee’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Grantee’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Grantee upon settlement of such Restricted Stock Unit or, if such Restricted Stock Unit is forfeited, such Dividend Equivalents (and earnings thereon, if applicable) shall also be forfeited.

(c)    Restricted Stock Units awarded to any Grantee shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Grantee to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(d)    The Committee shall have the authority to remove any or all of the forfeiture conditions on the Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock Units are granted, such action is appropriate.

(e)    Upon termination of employment with or service to the Company or any of its Affiliates (including by reason of such Affiliate ceasing to be an Affiliate of the Company), during the applicable Restricted Period, Restricted Stock Units shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, for accelerated vesting of Restricted Stock Units in the event of a Grantee’s death, disability, termination by the Company other than for Cause, termination by the Grantee for Good Reason, or retirement.

(f)     With respect to Restricted Stock Units, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement; provided, that no Restricted Period shall be less than 36 months, except in the event of a Change in Control as provided in Section 12(e) or as provided in Section 5(d).

(g)    Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Grantee, or his beneficiary, without charge, one share of Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 9(b) hereof and the interest thereon or, at the discretion of the Committee, in Stock having a Fair Market Value equal to such Dividend Equivalents’ interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for Vested Units. If a cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

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10.   STOCK APPRECIATION RIGHTS.

(a)    A Stock Appreciation Right means the right pursuant to an Award granted under this Section 10 to receive an amount set forth in paragraph (e) below upon the exercise of the Award. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Stock Appreciation Rights”). The Committee shall determine the Grantee to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made; the number of shares of Stock to be subject to the Stock Appreciation Right; the exercise price per share of Stock (“SAR exercise price”); and all other conditions of Stock Appreciation Rights. No Related Stock Appreciation Right may be granted for more shares of Stock than are subject to the Option to which it relates. A Stock Appreciation Right must be granted with an SAR exercise price not less than the Fair Market Value of a share of Stock on the Date of Grant. The number of shares of Stock subject to the Stock Appreciation Right must be fixed on the Date of Grant of the Stock Appreciation Right, and the right must not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right. The provisions of Stock Appreciation Rights need not be the same with respect to each Grantee. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 10 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, as set forth in the applicable Award Agreement. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Date of Grant.

(b)    The Grantee of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company. Grantees who are granted Stock Appreciation Rights shall have no rights as common stockholders of the Company with respect to the grant or exercise of such rights.

(c)    Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, that no Free Standing Right shall be exercisable less than 36 months after it is granted, except in the event of a Change in Control as provided in Section 12(e) or as provided in Section 5(d).

(d)    Related Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 10 of the Plan; provided, that no Related Stock Appreciation Right shall be exercisable less than 36 months after it is granted, except in the event of a Change in Control as provided in Section 12(e) or as provided in Section 5(d).

(e)    Upon exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive from the Company an amount equal to the product of (i) the excess of the Fair Market Value, on the date of exercise, of one share of Stock over the SAR exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right is exercised. Payment with respect to the exercise of a Stock Appreciation Right that is not subject to Code Section 409A shall be paid on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that is subject to Code Section 409A shall be paid at the time specified in the Award Agreement in accordance with the provisions of Section 10(k). Payment may be made in the form of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee. Fractional shares of Stock resulting from the exercise of a Stock Appreciation Right pursuant to this Section 10 shall be settled in cash.

(f)     The SAR exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Stock on the Date of Grant of such Stock Appreciation Right. A Related Stock Appreciation Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Stock subject to the Stock Appreciation Right and related Option exceeds the SAR exercise price per share of Stock thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 10(a) are satisfied.

(g)    Upon any exercise of a Related Stock Appreciation Right, the number of shares of Stock for which the related Option shall be exercisable shall be reduced by the number of shares of Stock for which the Stock Appreciation Right shall have been exercised. The number of shares of Stock for which a Related Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of the related Option by the number of shares of Stock for which such Option shall have been exercised.

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(h)    Stock Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 7 of the Plan.

(i)      Each individual Award Agreement shall describe the effect of the Grantee’s termination of employment or service with the Company or an Affiliate on the exercisability of the Stock Appreciation Rights held by the Grantee, provided that no Stock Appreciation Right shall remain exercisable beyond the expiration of the original term of the Stock Appreciation Right. Notwithstanding the foregoing, the Committee may, at any time prior to any termination of such employment or service, determine in its sole discretion that the exercise of any Stock Appreciation Right after termination of such employment or other relationship with the Company shall be subject to satisfaction of the conditions precedent that the Grantee refrain from engaging, directly or indirectly, in any activity which is competitive with any activity of the Company or any of its Affiliates thereof and from otherwise acting, either prior to or after termination of such employment or other relationship, in any manner inimical or in any way contrary to the best interests of the Company and that the Grantee furnish to the Company such information with respect to the satisfaction of the foregoing condition precedent as the Committee shall reasonably request.

(j)     A Stock Appreciation Right that is subject to Code Section 409A shall satisfy the requirements of this Section 10(j) and the additional conditions applicable to nonqualified deferred compensation under Code Section 409A. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than the Fair Market Value of the Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), is granted to an Employee with respect to whom Stock does not constitute “service recipient stock” (as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii)), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may be paid only on the fixed time, payment schedule or other event specified in the governing written instrument.

11.   OTHER STOCK-BASED AWARDS.   The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. Other Stock-Based Awards shall include a right or other interest granted to a Grantee under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock, including but not limited to dividend equivalents or performance units, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as determined by the Committee. The Committee shall determine the terms and conditions of such Other Stock-Based Awards, consistent with the terms of the Plan, at the Date of Grant or thereafter, including any Performance Goals and Performance Periods. Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Stock, other Awards, notes or other property, as the Committee shall determine, subject to any required corporate action; provided, that no Other Stock-Based Award shall vest less than 36 months after it is granted, except in the event of a Change in Control as provided in Section 12(e) or as provided in Section 5(d).

12.   ADJUSTMENT OF AND CHANGES IN CAPITALIZATION; CHANGE IN CONTROL.

(a)    In the event that the outstanding shares of Stock shall be changed in number or class or the capital structure of the Company shall be changed by reason of stock splits, reverse stock splits, split-ups, spin-offs, combinations, mergers, consolidations, recapitalizations, or by reason of Stock dividends or other relevant changes in capitalization, the number or class of shares of Stock which thereafter may be issued pursuant to Awards granted under the Plan, both in the aggregate and as to any individual, the number and class of shares of Stock then subject to Awards theretofore granted, the exercise price of Options and Stock Appreciation Rights and the Performance Goals to which Awards are subject shall be equitably adjusted or substituted, as to the number, price or kind of a share of Stock or other consideration subject to such Awards so as to reflect such change to the extent necessary to preserve the economic intent of such Awards, all as determined by the Committee. In the event there shall be any other change in the number or kind of the outstanding shares of Stock, or of any stock or other securities or property into which such shares of Stock shall have been changed, or for which it shall have been exchanged, then if the Committee shall determine that such change equitably requires an adjustment in any outstanding Award theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination. Any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 or, unless the Committee determines that such adjustment is in the best interests of the Company and its Affiliates, otherwise result in a violation of Code Section 409A or the disqualification of any Incentive Stock Option.

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(b)    Notice of any adjustment shall be given by the Company to each Grantee with an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(c)    Fractional shares of Stock resulting from any adjustment of Awards pursuant to this Section 12 may be settled in cash or otherwise as the Committee may determine.

(d)    Notwithstanding the above, in the event of any of the following: (i) the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity or outstanding Awards are not to be assumed upon consummation of the proposed transaction; (ii) all or substantially all of the assets of the Company are acquired by another person; (iii) the reorganization or liquidation of the Company; or (iv) the Company shall enter into a written agreement to undergo an event described in clause (i), (ii) or (iii) above, then the Committee may, in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash, stock or other property, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other common stockholders of the Company in the event. The terms of this Section 12 may be varied by the Committee in any particular Award Agreement.

(e)    Double Trigger Vesting. Subject to Section 12(g), in the event of a Change in Control, the vesting and forfeiture restrictions on outstanding Awards shall not lapse as of the Change of Control; rather, for each outstanding Award, applicable time- and performance-based vesting and forfeiture restrictions shall lapse, or the time of exercisability of such Award shall occur, on the earlier of (i) the original date specified for the lapse of such vesting and forfeiture restrictions or for the time of exercise in the applicable Award Agreement, or (ii) the date the Grantee’s employment or other service relationship with the Company and its subsidiaries is terminated by the Company or a subsidiary without Cause or by the Grantee for Good Reason, provided such termination date (or, if applicable, the action by the Company that constitutes “Good Reason”) occurs within 24 months following the date of such Change in Control.

(f)     Award Adjustments. Subject to Section 12(g), in the event of a Change in Control, the Committee, in its discretion, may effect one or more of the following actions that it deems appropriate in its sole discretion with respect to outstanding Awards, which action(s) may vary among Awards granted to individual Grantees: (i) providing for the assumption, substitution or continuation of Awards by the surviving entity or successor company or a parent or subsidiary thereof, with appropriate adjustments to the number and kind of securities and any applicable terms to provide substantially equivalent value, vesting requirements and other terms and attributes of the affected Awards; provided, however, that in the event the surviving entity or successor company or a parent or subsidiary thereof does not assume, substitute or continue Awards, or the Committee determines, in its sole discretion, that substantially equivalent value, vesting requirements and other terms and attributes will not be provided by any such assumed, substituted or continued awards, the Committee may (x) accelerate the vesting or exercisability terms of the affected Awards to the date of such Change in Control, notwithstanding Section 12(e), or (y) provide for a payment (in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Grantee to receive property, cash, or securities (or combination thereof) as such Grantee would have been entitled to receive upon the occurrence of the Change in Control if the Grantee had been, immediately prior to such Change in Control, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise price)) with respect to outstanding Awards equal to the value of such Awards, as determined by the Committee, by requiring the mandatory surrender to the Company by selected Grantees of some or all of the outstanding Awards held by such Grantees (irrespective of whether such Awards are then vested or exercisable pursuant to the Plan) as of a date, before or after such Change in Control, specified by the Committee; or (ii) making such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding; provided further, however, that no action may be taken that would reduce the value of an Award. Notwithstanding the discretion given to the Committee above, if any Award is subject to Code Section 409A and any action described above would be deemed a non-compliant modification of such Award under Code Section 409A, then such action shall not be taken with respect to such Award and such Award may instead be treated in such other manner determined by the Committee that is compliant with Code Section 409A.

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(g)    Notwithstanding any contrary provision contained herein, for any Award outstanding as of any date prior to the Effective Date Section 12(e) and Section 12(f) shall not apply, and the terms of such Award Agreement shall govern the effect on such Award of a Change in Control.

(h)    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.   SECURITIES ACT REQUIREMENTS.

(a)    No shares of Stock shall be purchased or sold under an Award if such purchase or sale, or issuance of Stock would, in the opinion of counsel for the Company, violate the Securities Act or other Federal or state statutes or regulatory agency rules having similar requirements, as they may be in effect at that time; and each Award shall be subject to the further requirement that, at any time that the Committee shall determine, in their respective discretion, that the listing, registration or qualification of the Stock subject to such Award under any securities exchange requirements or under any Applicable Law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance of Stock thereunder, such Award may not be exercised or issued, as the case may be, in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

(b)    As a condition to the issuance of any Award that may be settled in Stock under the Plan, the Committee may require the Grantee to furnish a written representation that he or she is acquiring such Award for investment and not with a view to distribution of the Stock to the public and a written agreement restricting the transferability of the Stock of such Award, and may affix a restrictive legend or legends on the face of the certificate representing such Stock. Such representation, agreement and/or legend shall be required only in cases where in the opinion of the Committee and counsel for the Company, it is necessary to enable the Company to comply with the provisions of the Securities Act or other Federal or state statutes having similar requirements, and any stockholder who gives such representation and agreement shall be released from it and the legend removed at such time as the shares of Stock to which they applied are registered or qualified pursuant to the Securities Act or other Federal or state statutes having similar requirements, or at such other time as, in the opinion of the Committee and counsel for the Company, the representation and agreement and legend cease to be necessary to enable the Company to comply with the provisions of the Securities Act or other Federal or state statutes having similar requirements.

14.   PERFORMANCE COMPENSATION AWARDS.

(a)    The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Stock on the Date of Grant), to designate such Award or a portion of such Award as a “Performance Compensation Award.”

(b)    The Committee will, in its sole discretion, designate which Grantees will be eligible to receive Performance Compensation Awards in respect of a Performance Period. However, designation of a Grantee eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Grantee to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Grantee becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 14. Moreover, designation of a Grantee eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Grantee eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Grantee eligible to receive an Award hereunder shall not require designation of any other person as a Grantee eligible to receive an Award hereunder in such period or in any other period.

(c)    Subject to any minimum period under the Plan for an Award to be exercisable or vest, as modified by Section 5(d), with regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula, if any.

(d)    Payment of Performance Compensation Awards.

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(i)   Unless otherwise provided in the applicable Award Agreement, a Grantee must be employed by the Company or an Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)   A Grantee shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the applicable Performance Goals for the Performance Period are achieved, as determined by the Committee; and (B) all or some portion of such Grantee’s Performance Compensation Award has been earned for the Performance Period based on the application of any Performance Formula to such Performance Goals, as determined by the Committee. Subject to any minimum period under the Plan for an Award to be exercisable or vest, as modified by Section 5(d), the Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on a Performance Compensation Award, which acceleration shall not affect any other terms and conditions of such Award.

(iii)   Following the completion of a Performance Period and prior to the payment of any Performance Compensation Award, the Committee shall review and determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate the amount of the Performance Compensation Awards earned for the Performance Period, which may be based upon a Performance Formula. The Committee shall then determine the actual size of each Grantee’s Performance Compensation Award for the Performance Period and, in so doing, may apply discretion if and when it deems appropriate.

(iv)   Performance Compensation Awards granted for a Performance Period shall be paid to Grantees as soon as administratively practicable following completion of the determinations required by this Section 14.

(v)   Subject to the adjustment provisions of Section 12, notwithstanding any provision contained in this Plan to the contrary, (A) no more than 4,000,000 shares of Stock may be subject to Options granted under the Plan to any one individual during any five (5) consecutive year period, (B) no more than 4,000,000 shares of Stock may be subject to Stock Appreciation Rights granted under the Plan to any one individual during any five (5) consecutive year period, (C) no more than 3,000,000 shares of Restricted Stock may be granted under the Plan to any one individual during any five (5) consecutive year period, (D) no more than 3,000,000 shares of Stock may be subject to Restricted Stock Units granted under the Plan to any one individual during any five (5) consecutive year period, and (E) no more than 3,000,000 shares of Stock may be subject to Other Stock-Based Awards granted under the Plan to any one individual during any five (5) consecutive year period.

(vi)   With respect to Restricted Stock and Restricted Stock Units that are designated as Performance Compensation Awards, the Committee has the discretion to determine whether dividends on such Restricted Stock and Dividend Equivalents on such Restricted Stock Units are intended to constitute Performance Compensation Awards and whether such dividends or Dividend Equivalents must satisfy Performance Goals separately from the underlying Restricted Stock or Restricted Stock Units.

(vii)   If, after the attainment of the applicable Performance Goals, payment of a Performance Compensation Award in cash is accelerated to an earlier date, the amount paid will be discounted to reasonably reflect the time value of money. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in Stock, by an amount greater than the appreciation of a share of Stock from the date such Award is deferred to the payment date.

15.   WITHHOLDING OBLIGATIONS.   To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Grantee may satisfy any federal, state, provincial or local tax withholding obligation relating to the exercise or acquisition of Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Grantee by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Stock from the shares of Stock otherwise issuable to the Grantee as a result of the exercise or acquisition of Stock under the Award, provided, however, that no shares of Stock are withheld with a value exceeding the maximum statutory tax rates in the jurisdiction(s) applicable to the Grantee; or (c) delivering to the Company previously owned and unencumbered shares of Stock.

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16.   AMENDMENT OF THE PLAN AND AWARDS.

(a)    The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. However, the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and, except as provided in Section 12 relating to adjustments upon changes in Stock and Section 16(b), no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws, rules, regulations or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Awards theretofore granted may extend beyond the date of Plan suspension or termination.

(b)    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees and Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Code Section 409A and/or to bring the Plan and/or Awards granted under it into compliance therewith.

(c)    Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any Grantee with respect to any Award granted before such amendment of the Plan, without such Grantee’s consent in writing.

(d)    The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Grantee and (b) the Grantee consents in writing.

17.   GENERAL PROVISIONS.

(a)    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Grantee any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, or (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(b)    Code Section 409A. The Plan and each Award granted hereunder is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan or an Award that are due within the “short-term deferral period,” as described in Code Section 409A and the regulations and other guidance issued thereunder, shall not be treated as nonqualified deferred compensation unless Applicable Laws require otherwise. If the Board (or its delegate) determines in its discretion that an Award is determined to be “nonqualified deferred compensation” subject to Code Section 409A, and that the Grantee is a “specified employee” as defined in Code Section 409A(a)(2)(B)(i) and the regulations and other guidance issued thereunder, then any amounts that would otherwise by payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s separation from service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier). For purposes of Code Section 409A, each payment in a series of installments shall be considered a separate payment. Notwithstanding any other provision contained herein, terms such as “termination of service,” “termination of employment” and “termination of engagement” shall mean a “separation from service” within the meaning of Code Section 409A, to the extent any exercise or distribution hereunder could be deemed “nonqualified deferred compensation” for purposes thereof. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

(c)    Share Certificates and Book Entry. To the extent that the Plan provides for issuance of stock certificates to represent shares of Stock, the issuance may be effected on a non-certificated basis to the extent permitted by applicable law and the applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Notwithstanding any provision of the Plan to the contrary, in its discretion the Committee may satisfy any obligation to deliver shares represented by stock certificates by delivering shares in book-entry or electronic form. If the Company issues any shares in book-entry or electronic form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such shares describing all applicable terms, conditions and restrictions on transfer. In the case of Restricted Stock granted under the Plan, such notation shall reflect the legend described in Section 8(i).

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(d)   Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Grantees will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17(d), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(e)   Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

(f)   Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

(g)   Forfeiture Events. The Committee may specify in an Award Agreement that the Grantee’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Grantee, a termination of the Grantee’s employment or other service for cause, or other conduct by the Grantee that is detrimental to the business or reputation of the Company and/or its Affiliates.

(h)   Beneficiary Designation. Each Grantee under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Grantee’s death. Each designation will revoke all prior designations by the same Grantee, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime.

(i)   Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

(j)   No Guarantee of Tax Consequences. None of the Company, its Affiliates, the Board, the Committee or any officer, employee, agent or representative of any of the foregoing makes any commitment or guarantee with respect to the Plan or any Award granted hereunder that any particular tax treatment will (or will not) apply with respect to any Grantee (or any party claiming through or on behalf of any Grantee), including any tax consequences under Code Section 409A, or assumes and liability or responsibility with respect thereto.

18.   CHANGES IN LAW.   The Board may amend the Plan and any outstanding Awards granted thereunder in such respects as the Board shall, in its sole discretion, deem advisable in order to incorporate in the Plan or any such Awards any new provision or change designed to comply with or take advantage of requirements or provisions of the Code or any other statute, or rules or regulations of the Internal Revenue Service or any other federal or state governmental agency enacted or promulgated after the adoption of the Plan.

19.   CLAWBACKS.   To the extent required by Company policy or Applicable Laws, rules, regulations or securities exchange listing requirements, the Company shall have the right, and shall take all actions necessary, to recover any amounts paid to any individual under this Plan.

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20.   LEGAL MATTERS.

(a)   Every right of action by or on behalf of the Company or by any stockholder against any past, present or future member of the Board, officer or employee of the Company arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought and irrespective of the place of residence of any such Grantee, cease and be barred by the expiration of three years from whichever is the later of (i) the date of the act or omission in respect of which such right of action arises, or (ii) the first date upon which there has been made generally available to stockholders an annual report of the Company and a proxy statement for the annual meeting of stockholders following the issuance of such annual report, which annual report and proxy statement alone or together set forth, for the related period, the aggregate number of shares of Stock for which Awards were granted; and any and all rights of action by any employee or executive of the Company (past, present or future) against the Company arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

(b)   This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Texas, applied without giving effect to any conflicts-of-law principles, and construed accordingly.

21.   ELECTRONIC DELIVERY AND ACCEPTANCE.   The Company may, in its sole discretion, deliver any documents related to the Award by electronic means. To participate in the Plan, a Grantee consents to receive all applicable documentation by electronic delivery and through an on-line (and/or voice activated) system established and maintained by the Company or a third party vendor designated by the Company.

22.   FOREIGN EMPLOYEES.   Without the amendment of this Plan, the Board may provide for the participation in the Plan by employees who are subject to the laws of foreign countries or jurisdictions, and such participation may be on such terms and conditions different from those specified in this Plan as may be administratively necessary or necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Board or its designee may make such modifications, amendments, procedures, subprograms and the like as may be necessary or advisable to comply with the provisions of laws of other countries or jurisdictions in which Affiliates operate or have employees.

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